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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT



                       Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported):  November 12, 1997



                  COMMERCIAL NATIONAL FINANCIAL CORPORATION
            (Exact name of registrant as specified in its charter)


                                   MICHIGAN
                (State or other jurisdiction of incorporation)



          0-17000                                      38-2799780
(Commission File Number)                       (IRS Employer Identification No.)



   101 North Pine River Street, Ithaca, Michigan          48847
       (address of principal executive offices)         (ZIP Code)


     Registrant's telephone number, including area code:  (517) 875-4144





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                   Information to be Included In the Report

Item 5. Other Events

Effective November 12, 1997, the Board of Directors of Commercial National Financial Corporation (CNFC) appointed Mr. Jeffrey S. Barker as President and Chief Executive Officer of CNFC and Commercial Bank. Commercial Bank is a wholly owned subsidiary of CNFC. The Board of Directors has also appointed Mr. Barker to the Board of Directors of CNFC and Commercial Bank.

Mr. Barker most recently served as Acting President and Chief Executive Officer from June 11, 1997 through November 12, 1997 and was previously the Senior Vice President-Lending of Commercial Bank. Effective January 1, 1997 he also served as CNFC's Secretary and Treasurer.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 18, 1997          COMMERCIAL NATIONAL FINANCIAL CORPORATION


                                                 By:  /s/ Patrick G. Duffy
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                                                 Title:  Vice President and
                                                         Chief Financial Officer